UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 10, 2012

ESP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lions Club Street, Scott, LA	70583
(Address of principal executive offices)	(Zip Code)

(337) 706-7056
Registrant's telephone number, including area code

_______________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

ESP Resources, Inc. (the “Registrant” or the “Company”) filed a Form D on June 21, 2012 disclosing the sale of shares of the Company’s restricted common stock and common stock purchase warrants as part of a private placement offering  (the “Offering”). The Company offered for sale up to One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) of the Company’s common stock at a per share price of Eight Cents ($0.08) and common stock purchase warrants through the sale of “units.” Each unit consisted of Six Hundred Twenty-Five Thousand (625,000) shares of restricted common stock, common stock purchase warrants for the purchase of Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) shares of common stock exercisable at a per share price of Fifteen Cents ($0.15) and common stock purchase warrants for the purchase of Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) shares of common stock exercisable at a per share price of Twenty-Five Cents ($0.25). Each unit sold for Fifty Thousand Dollars ($50,000.00) and the common stock purchase warrants may be exercised for a period of Three (3) years.

The Company closed the Offering effective September 10, 2012 (the “Closing Date”). As of the Closing Date, the Company has sold Thirteen Million Three Hundred Fifty Thousand (13,350,000) shares of restricted common stock, common stock purchase warrants for the purchase of up to Twenty Million Twenty-Five Thousand (20,025,000) shares of common stock exercisable at a per share price of Fifteen Cents ($0.15) and common stock purchase warrants for the purchase of up to Twenty Million Twenty-Five Thousand (20,025,000) shares of common stock exercisable at a per share price of Twenty-Five Cents ($0.25). The common stock purchase warrants may be exercised for a period of Three (3) years. The Company has received an aggregate sum of One Million Sixty-Eight Thousand Dollars ($1,068,000.00) from the sale of the above-mentioned securities.

The foregoing is not and is not intended to be a complete description of the securities sold pursuant to the Offering. The information above is hereby qualified in its entirety by reference to the full text of the documents, which are attached hereto as exhibits to this Form 8-K.

The securities sold in the Offering were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”), as amended, and Rule 506 of Regulation D promulgated thereunder. Furthermore, the Offering did not involve any public offering and the Company obtained representations from each investor that it was an “accredited investor” as that term is defined under Rule 501 of Regulation D

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Exhibit

99.01	Securities Purchase Agreement

99.02	Common Stock Purchase Warrant #1

99.03	Common Stock Purchase Warrant #2

SIGNATURES

Dated: September 10, 2012	ESP RESOURCES, INC.

	By:	/s/ David Dugas
David Dugas
Chief Executive Officer